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                           FORM N-4, ITEM 24(b)(8.42)
          FORM OF SELLING/SERVICE AGREEMENT FORM CRM MUTUAL FUND TRUST
 BETWEEN PFPC DISTRIBUTORS, INC. AND AMERICAN UNITED LIFE INSURANCE COMPANY(R)
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9

                                              PFPC Distributors, Inc.
                                                   Version 0308

                                              PFPC Distributors, Inc.
                                                   Version 0308

                                          SELLING / SERVICE AGREEMENT FOR
                                               CRM MUTUAL FUND TRUST


TO:      PFPC DISTRIBUTORS, INC.
         760 Moore Road
         King of Prussia, PA  19406


FROM:

American United Life Insurance Company
Name of Firm

One American Square
Address of Principal Office

Indianapolis, IN  46282
City, State, Zip Code


Ladies and Gentlemen:

For the mutual promises contained herein and other good and valuable consideration, we (the "Service Provider ") enter into this Agreement with you (the 'Distributor") for the sale of shares (the "Shares") in the CRM Mutual Fund Trust (the "Trust") of which you are the principal underwriter as such term is defined in the Investment Company Act of 1940 ("1940 Act") and for which you are the exclusive agent for the continuous distribution of Shares pursuant to the terms of a Distribution Agreement between you and the Trust. Unless the context otherwise requires, as used herein the term "Prospectus" shall mean the prospectus and related statement of additional information ("Statement of
Additional Information") incorporated therein by reference, as amended and supplemented, of each investment portfolio of the Trust ("Fund") included in the then currently effective registration statement (or post-effective amendment thereto) of the Trust, as filed with the Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933 ("Registration Statement"). Upon acceptance of this Agreement by the Distributor, the Service Provider understands that it may offer and sell Shares of the Funds subject, however, to all of the terms and conditions hereof and to the Distributor's right, without notice, to suspend or terminate the sale of Shares.

1.       Purchase, Redemption and Exchange Transactions

All orders for the purchase of any Fund Shares shall be executed at the then current public offering price per share (i.e., the net asset value per share plus any applicable sales load and all orders for the redemption of any Fund Shares shall be executed at the net asset value per share, in each case as described in the Prospectus of such Fund and pursuant to Rule 22c-1(a) under the 1940 Act (the "Current Offering Price"). The minimum initial purchase order and minimum subsequent purchase order shall be as set forth in the Prospectus of such Fund. All orders are subject to acceptance or rejection by you at your sole discretion. Unless otherwise mutually agreed in writing, each transaction shall be confirmed promptly in writing directly to the customer. We acknowledge that the Trust has reserved the right, at its discretion and without notice, to suspend the sale of Shares or withdraw entirely the sale of Shares of any or all of the Funds, including any class of Shares of any Fund. Exchanges (i.e., the investment of the proceeds from the liquidation of Shares of one Fund in the Shares of another Fund or shares of another registered open-end investment fund specified in the Prospectus) shall, where available, be made in accordance with the terms of the Prospectus of each Fund. Orders for Shares received from the Service Provider will be accepted by each Fund only at the price and other terms applicable to each order as described in the Prospectus.

2.       Servicing Activities

The Service Provider wishes to maintain, and provide certain administrative and servicing functions in relation to, the accounts of shareholders of the Shares (the "Customers"), either directly or indirectly through arrangements with other investment advisers, financial institutions and other persons (each, a "Third Party Service Provider") and the Distributor will confirm transactions in accordance with the terms and conditions set forth herein.

     a. The Customers are for all purposes customers of the Service Provider and not customers of the Distributor. The Fund shall execute transactions for each of the Service Provider's Customers only upon authorization of the Service Provider; it being understood in all cases that (i) the Service Provider is acting as the agent for the Customer; (ii) as between the Service Provider and the Customer, the Customer will have beneficial ownership of the securities; (iii) each transaction is initiated solely upon the order of the Customer; (iv) each transaction shall be executed by the Fund only upon receipt of instructions from the Service Provider acting as agent for its


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



          Customer, and (v) each transaction is for the account of the Customer and not for the account of the Service Provider. The Service Provider represents and warrants that it will have the full right, power and authority to effect transactions (including without limitation, placing any purchase and redemptions) in Shares on behalf of all customer accounts provided by it to any transfer agent of the Fund as such term is defined in the Prospectus (the "Transfer Agent").

     b. The Service Provider shall maintain, and provide administrative and servicing functions in relation to, the accounts of Customers (the "Servicing Activities"), which shall, except as the parties may otherwise agree from time to time, include without limitation:

          o answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of the Shares may be effected, the proxy voting policies and record of the Trust, and other matters pertaining to the Funds;

          o assisting Customers in designating and changing dividend options, account designations and addresses;

          o establishing and maintaining certain shareholder accounts and records, as may reasonably be requested from time to time by the Trust;

          o assisting in processing Share purchase, exchange, and redemption transactions;

          o arranging for the wiring of funds relating to transactions in Shares;

          o transmitting and receiving funds in connection with Customer orders to purchase, exchange, or redeem Shares;

          o    verifying and guaranteeing Customer signatures in connection with
               redemption    orders,    transfers    among   and    changes   in
               Customer-designated accounts;

          o providing periodic statements showing a Customer's account balances and, to the extent practicable, integration of such information with information concerning other client transactions otherwise effected with or through the Service Provider;

          o furnishing on behalf of the Distributor (either separately or on an integrated basis with other reports sent to a Customer by the Service Provider) periodic statements and confirmations of all purchases, exchanges, and redemptions of Shares in a Customer's account required by applicable federal or state law, all such confirmation and statements to conform to Rule 10b-10 under the Securities Exchange Act of 1934, and other applicable legal requirements;

          o    transmitting   proxy   statements,   annual   reports,   updating
               prospectuses,   and  other   communications  from  the  Trust  to
               Customers;

          o receiving, tabulating, and transmitting to the Trust proxies executed by Customers with respect to annual and special meetings of shareholders of the Trust;

          o    providing   reports   (upon  the  request  of  the   Distributor)
               containing state-by-state listings of the principal residences of the beneficial owners of the Shares;

          o completing all customer identification procedures relating to the Customers under the Trust's anti-money laundering program and taking all appropriate action in relation to Customers under anti-money laundering requirements, including closing Customer accounts, notifying appropriate authorities of money laundering concerns and deferring payments of redemption proceeds while potential money laundering concerns are investigated;

          o providing to Customers who are individuals all privacy notices and other communications required under Regulation S-P, which shall be given on the basis that any such Customer is a "customer" as defined in Rule 3(j) of Regulation S-P of the Service Provider rather than of the Trust; and

          o providing such other related services as the Trust or a Customer may reasonably request.

The Service Provider shall provide at its own expense and risk all personnel and facilities necessary or appropriate for the Service Provider to perform the functions described above.

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




3.       Compensation

The Service Provider understands that it will be compensated by the Distributor as set forth in the Prospectus and as mutually agreed upon from time to time, consistent with the terms of the Prospectus. The Service Provider acknowledges that compensation paid to it, if any, is subject to the terms of any Rule 12b-1 Plan that may be adopted by the Trust (the "Plan") under Rule 12b-1 promulgated pursuant to the 1940 Act, and any rules and regulations of the Financial
Industry Regulatory Authority ("FINRA"), formerly known as the National Association of Securities Dealers, Inc. or the "NASD" which may be applicable. The Service Provider further acknowledges that any compensation paid to it by the Distributor will not be from the Distributor's assets but will only derive from amounts paid to the Distributor from the Fund. The Service Provider also acknowledges and agrees that the Distributor shall not be responsible for the payment of any such fee unless and until the Distributor has received reimbursement for such payment from the Fund, and the Service Provider agrees to waive payment of such fee unless and until the Distributor has received payment from the Fund. Cramer Rosenthal McGlynn, LLC ("CRM"), which serves as the investment adviser to each Fund, may make payments to the Service Provider out of its own resources, including revenue from the advisory fees received from the Funds to compensate the Service Provider for marketing and/or shareholder servicing activities. In the event Service Provider utilizes the services of a broker-dealer to clear and settle transactions with the Funds ("Clearing Firm"), Service Provider acknowledges and agrees that any compensation payable by Distributor under this Section 1 shall be paid to the Clearing Firm for the full credit to the Service Provider. The agreement between the Service Provider and the Clearing Firm will govern the pass through of fees from the Clearing Firm to the Service Provider. To the extent that Service Provider permits the Clearing Firm to retain any payments made by Distributor pursuant to this Section 1, the parties acknowledge that such payments represent compensation for the services provided by the Clearing Firm to the Service Provider and not for distribution or shareholder services provided to the Distributor, the Funds or Shareholders of the Funds.

4.       Authority

In no transaction shall the Service Provider have any authority to act as agent for the Fund or for the Distributor. The Service Provider understands and agrees that, as Distributor for the Shares, the F Distributor is acting as a disclosed agent of the Fund and is not liable to the Fund for payment for purchases of Shares.

5.       Order Handling / Payment of Transactions

     a. The procedures relating to all orders and the handling thereof shall be subject to the terms of the Prospectus of each Fund and the written instructions provided by the Distributor or the Fund to the Service Provider from time to time. No conditional orders will be accepted. The Service Provider agrees to place orders with the Fund immediately for the same number of shares and at the same price as any sales by the Service Provider. The Service Provider shall not withhold placing orders received from Customers so as to profit themselves as a result of such withholding by a change in the net asset value from that used in the offering price to such Customers, or otherwise; provided, however, that the foregoing shall not prevent the purchase of shares by any Fund by the Service Provider for its own bona fide investment. The Service Provider agrees that: (i) it shall not effect any transaction (including, without limitation, any purchases and redemption) in any Fund shares registered in the name of, or beneficially owned by, any customer unless such customer has granted the Service Provider full right, power and authority to effect such transaction on his or her behalf and (ii) each Fund, the Distributor, the Transfer Agent and their respective officers, directors or trustees, agents, employees and affiliates shall not be liable for, and shall be fully indemnified and held harmless by the Service Provider from and against, any and all claims, demands, liabilities and expenses (including without limitation, reasonable attorneys fees) which may be incurred by the Fund or any of the foregoing persons entitled to indemnification from the Service Provider hereunder arising out of or in connection with the execution of any transactions in Fund shares registered in the name of, or beneficially owned by, any Customer in reliance upon any oral or written instruction believed to be genuine and to have been given by or on behalf of the Service Provider.

     b. The Service Provider will not present any conditional orders, and the Service Provider understands that no conditional orders will be accepted by the Fund or its agents. The Service Provider agrees that purchase orders placed by it will be made only for the purpose of covering purchase orders already received from its Customers and that the Service Provider will not make purchases for any securities dealer or broker.

     c. Payment for purchases of Shares made by wire order from the Service Provider shall be made directly to the Transfer Agent, as per the Prospectus instructions, in an amount equal to the Current Offering Price per Share being purchased. If payment for any purchase order is not received by the Fund in accordance with the terms of the applicable Fund Prospectus, you reserve the right, without notice, to cancel the sale and to hold the Service Provider responsible for any loss sustained as a result thereof. The Service Provider further represents and warrants that it maintains, and will continue to maintain during the term of this Agreement, internal policies and procedures which are reasonably designed to be appropriate and sufficient with respect to orders of Fund Shares

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


          in accordance with the Trust's prospectus requirements and the placement of orders with the Distributor or the Transfer Agent for purchases or redemptions of Trust Shares on a timely basis.

6.       Offer and Sale of Shares / Delivery of Information and Materials

     a. The Service Provider shall offer and sell the Shares only in accordance with the terms and conditions of the Prospectus and Statement of Additional Information. In connection with offers to sell and sales of Shares of each Fund, the Service Provider agrees to deliver or cause to be delivered to each person to whom such offer or sale is made, at or prior to the time of completion of such sale, a copy of the Prospectus and, upon request, the Statement of Additional Information of such Fund. Unless otherwise mutually agreed in writing, the Distributor shall deliver or cause to be delivered to the Service Provider copies of all annual and interim reports and any other information and materials relating to such Funds and prepared by or on behalf of the Distributor, the Fund or its investment adviser, custodian, transfer agent or dividend disbursing agent for distribution to each such customer for distribution to the Service Provider's Customers. The Distributor agrees to supply the Service Provider with copies of the Prospectus, Statement of Additional Information, annual reports, interim reports, proxy solicitation materials and any such other information and materials relating to each Fund in reasonable quantities upon request.

     b. The Service Provider agrees that it will not sell or offer for sale Shares in any state or jurisdiction in which the Shares have not been qualified for sale. The Distributor will make available to the Service Provider a current list of the jurisdictions in which the Shares are qualified for sale, but the Distributor shall have no obligation or responsibility to make Shares available for sale to Customers of the Service Provider in any jurisdiction.

     c. The Service Provider acknowledges and understands that a Fund may offer more than one class of Shares as described in the Prospectus. The Service Provider shall be responsible for determining the Share class that is appropriate for its Customer.

7.       Selling Representations

         Unworkable

8.       Taxpayer Identification Number

The Service Provider agrees to obtain from each Customer to whom the Service Provider sells Shares any taxpayer identification number ("TIN") certification required by Section 3406 of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder, and to provide the Fund or its designee with timely written notice of any failure to obtain such TIN certification in order to enable the implementation of any required backup withholding in accordance with Section 3406 of the Code and the regulations thereunder.

9.       Distribution Agreement

The obligations of the Distributor to the Service Provider under this Agreement are subject to all applicable provisions of any Distribution Agreement entered into between the Distributor and the Fund. The Service Provider understands and agrees that in performing its services covered by this Agreement the Service Provider is acting as agent for the customer, and that neither the Distributor nor the Fund is in any way responsible for the manner of the Service Provider's performance or for any of the Service Provider's acts or omissions in connection therewith.

10.      Representations and Warranties

Each party hereby represents and warrants that: (i) it is a corporation, limited liability company, partnership or other entity duly organized and validly existing in good standing under the laws of the jurisdiction in which it is organized; (ii) it has full power and authority to enter into and perform this Agreement; and (iii) upon execution and delivery by each party, and assuming due and valid execution and delivery by the Distributor, this Agreement will constitute a valid and binding agreement between the parties.

The Service Provider agrees to abide by all the rules and regulations of the SEC and the FINRA (if applicable), including, without limitation, the FINRA Business Conduct Rules.

The following section is applicable to any Service Provider that is registered as a broker-dealer with the FINRA

The Service Provider hereby represents and warrants: (i) that it is a member of the FINRA and agrees to maintain membership in the FINRA or (ii) in the alternative, that it is a foreign dealer not eligible for membership in the FINRA. The Service Provider agrees to notify the Distributor immediately in the event of its expulsion or suspension from the

FINRA, or violation of any applicable federal or state law, rule or regulation arising out of or in connection with this Agreement.

11.       Indemnifications and Liabilities

     a. The Service Provider agrees that the Fund, Distributor, their directors, officers, employees, shareholders and agents shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Service Provider in connection with the performance of the Distributor's obligations and duties under this Agreement, except a loss resulting from the Distributor's willful misfeasance, bad faith or gross negligence in the performance of such obligations and duties, or by the Distributor's reckless disregard thereof.

     b. The Service Provider agrees to indemnify the Fund, Distributor and hold the Distributor, its affiliates and the Fund and its affiliates (including all officers, trustees, directors, employees and agents thereof) (an "Indemnified Party") harmless from and against any and all claims, losses, demands, liabilities or expenses (including reasonable attorney's fees) of any sort or kind which may be asserted against an Indemnified Party for which an Indemnified Party may be held liable in connection with this Agreement (a "Claim") unless such Claim resulted from a grossly negligent act or omission to act or bad faith by the Distributor in the performance of its duties hereunder. All expenses which the Service Provider incurs in connection with its activities under this Agreement shall be borne by the Service Provider.

     c. The Distributor agrees to indemnify the Service Provider and hold the Service Provider and its affiliates (including all officers, trustees, directors, employees and agents thereof) (an "Indemnified Party") harmless from and against any and all claims, losses, demands, liabilities or expenses (including reasonable attorney's fees) of any sort or kind which may be asserted against an Indemnified Party for which an Indemnified Party may be held liable in connection with this Agreement (a "Claim") provided that such Claim resulted from a grossly negligent act or omission to act or bad faith by the Distributor in the performance of its duties hereunder. All expenses which the Distributor incurs in connection with its activities under this Agreement shall be borne by the Distributor.

     d. Each party shall have the duty to mitigate damages for which the other party may become responsible. Neither party may assert any cause of action against the other party under this Agreement that accrued more than two (2) years prior to the filing of the suit (or commencement of arbitration proceedings) alleging such cause of action.


     e. Notwithstanding anything in this Agreement to the contrary, in no event shall either party, its affiliates or any of its or their directors, officers, employees agents or subcontractors be liable to the other party under any theory of tort, contract, strict liability or other legal or equitable theory for lost profits, exemplary, punitive, special, incidental, indirect or consequential damages, each of which is hereby excluded by agreement of the parties regardless of whether such damages were foreseeable or whether either party or any entity has been advised of the possibility of such damages.

12.      Limitation of Liability of Trustees and Others

The Service Provider acknowledges that the trustees, officers, employees, agents or shareholders of the Trust shall not be liable for any obligations of the Trust or of the Funds under this Agreement and agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Fund to which the Service Provider's rights or claims relate in settlement of such rights or claims, and not to the trustees, officers, employees, agents or shareholders of the Trust.

13.      Regulation S-P

Notwithstanding anything in this Agreement to the contrary, each party agrees that any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P ("Regulation S-P"), promulgated under the Gramm-Leach-Bliley Act (the "Act"), disclosed hereunder is for the specific purpose of permitting the Service Provider to perform the services set forth in this Agreement. Each party agrees that, with respect to such information, it will comply with Regulation S-P and the Act and that the Service Provider will not disclose any Nonpublic Personal Information received in connection with this Agreement, to any other party, except to the extent as necessary to carry out the services set forth in this Agreement or as otherwise permitted by Regulation S-P or the Act.

14.      Anti-Money Laundering

The Service Provider shall have policies and procedures in place in order to comply with the provisions of the Money Laundering Abatement Act, USA Patriot Act and the Bank Secrecy Act, and any other Anti-Money Laundering law, rule or regulation appropriate to such Service Provider, including any FINRA or NYSE rules to which the Service Provider may be subject. The Service Provider agrees that, at all times, it will remain in compliance with all regulations to which it is subject, including without limitation, rules requiring the Service Provider to implement anti-money laundering ("AML") and customer identification programs ("CIP"). The Service Provider will, upon the Distributor's reasonable request, certify to the Distributor that it remains in compliance with such rules; specifically, that it
(i) provides notice of its CIP to all new customers, (ii) obtains required identifying data elements for each customer, (iii) reasonably verifies the identity of each new customer (using the data elements), (iv) takes appropriate action, including additional due diligence, with respect to persons the identities of whom it cannot verify, and (v) retains all records in a manner and for the time periods required by any regulation to which it is subject.



15.      Recordkeeping

The Service Provider shall maintain records concerning its performance under this Agreement and Customer transactions in Shares in a form reasonably acceptable to the Trust and in compliance with applicable legal requirements, including the recordkeeping requirements of Section 31(a) of the 1940 Act, and the rules thereunder. Such records shall be the property of the Trust and will be made available, at the Trust's request, for inspection and use by the Trust, representatives of the Trust, and any of their respective delegees. The recordkeeping obligations imposed in this paragraph shall survive any termination of this Agreement for a period of six years

16.      Definitions.  For purposes of this Agreement:

The term "Shares" means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund under the 1940 Act that are held by the Service Provider.

The term "Shareholder" means the beneficial owner of Shares, whether the Shares are held directly or by the Service Provider in nominee name. For retirement plan recordkeepers, the term "Shareholder" means the Plan participant notwithstanding that the Plan may be deemed to be the beneficial owner of Shares. For insurance companies, the term "Shareholder" means the holder of interests in a variable annuity or variable life insurance contract issued by the Service Provider or an affiliate of the Service Provider.


17.      Effective Date and Assignment

This Agreement shall become effective as of the date when it is executed and dated by the Distributor below and shall be in substitution of any prior agreement between the parties covering the Servicing Activities. This Agreement and all the rights and obligations of the parties hereunder shall be governed by and construed under the laws of the State of Delaware, without giving effect to principles of conflicts of laws. This Agreement is not assignable or transferable, except that the Distributor may assign or transfer this Agreement to any successor firm or corporation which becomes the Distributor of the Fund upon prior notice to the Service Provider.

18.      Termination

This Agreement may be terminated at any time by either party upon fifteen (15) days prior written notice to the other party. Notwithstanding the termination of this Agreement all unfulfilled obligations, duties and liabilities of either party to the other as of the date of termination including, without imitation, all obligations of indemnification of either to the other shall remain the responsibility of the respective party. This Agreement may be amended only by a written instrument signed by both the parties hereto, except that the Service Provider agrees that the Distributor has and reserves the right, in its sole discretion, to modify, amend or cancel this Agreement upon written notice to the Service Provider of such modification, amendment or cancellation, which shall be effective on the date stated in such notice. This Agreement may be terminated with respect to a Fund or a class of Shares thereof at any time, without payment of any penalty, by the Distributor, vote of a majority of the Disinterested Trustees (as defined in the Shareholder Service Plan adopted by the Trust), or by vote of a majority of the class of Shares of such Fund for which services are provided hereunder, on not more than sixty (60) days' written notice. Without limiting the foregoing, the Distributor may terminate this Agreement for cause on violation by the Service Provider of any of the provisions of this Agreement, said termination to become effective on the date of mailing notice to the Service Provider of such termination.

In addition, without limiting the foregoing, any provision hereof to the contrary notwithstanding, expulsion of the Service Provider from the FINRA (where the Service Provider is a FINRA member) will automatically terminate this Agreement without notice and suspension of the Service Provider from the FINRA or the Service Provider's violation of applicable state or Federal laws or rules and regulations of an authorized regulatory agencies will terminate this Agreement effective upon the date of the Distributor's mailing notice to the Service Provider of such termination. Waiver of any breach of any provision of this Agreement will not be construed as a waiver of the provision or of the Distributor's right to enforce said provision thereafter. Failure by the Distributor to terminate for any cause shall not constitute a waiver of its right to terminate at a later date for any such cause. All notices hereunder shall be to the respective parties at the addresses listed hereon, unless changed by notice given in accordance with this Agreement.

19.      Headings

The heading in this Agreement are for informational purposes only.


                     AMERICAN UNITED LIFE INSURANCE COMPANY




                                       BY:



                              Print Name and Title



Contact Person:_______________________________

E-Mail Address:_______________________________

Telephone Number:____________________________

[If Applicable:  SEC Broker Dealer Res. No. __________;   F
INRA Firm CRD No. __________]

REQUIRED:  TAX IDENTIFICATION NUMBER: _____________________________________


Accepted:

PFPC DISTRIBUTORS, INC.


By:  __________________________________________________________


Date:  ___________day of_______________,___________

                             PFPC Distributors, Inc.
               Know Your Customer Questionnaire for Intermediaries

In response to the requirements of The USA PATRIOT Act, PFPC Distributors, Inc. is required to"Know Our Customers." We request your cooperation with compliance and ask you to complete in total the information below and return with the executed agreement.

         Thank you,
         PFPC Distributors, Inc.

--------------------------------------------------------------------------

--------------------------------------------------------------------------
         ___________________________________________
         Name of Institution

         ______________________________________________
         Taxpayer Identification Number

         ______________________________________________
         Type of Business

         ______________________________________________
         State in Which Corporation is Domiciled

         ______________________________________________
         Date of Incorporation

         ______________________________________________
         Regulatory Body with Oversight Authority

         ______________________________________________
         SEC Broker Dealer Res. No. (if applicable)

         ______________________________________________
         FINRA Firm CRD No. (if applicable)

         ______________________________________________
         Contact Person

         ______________________________________________
         Contact Person's Email Address

         ______________________________________________
         Contact Person's Telephone Number

         ______________________________________________
         Other Information (or attachments noted)

                   CRM MUTUAL FUND TRUST DEALER PROFILE SHEET

---------- ---------------------------------------------------------------

     1 Has signed dealer agreement been sent to distributor? Yes or No Date sent:

---------- ---------------------------------------------------------------
---------- ---------------------------------------------------------------

2    Dealer name:

---------- --------------------------------------------------------------
---------- --------------------------------------------------------------

3    Dealer address:



---------- --------------------------------------------------------------
---------- --------------------------------------------------------------

4    Dealer contact:

---------- ---------------------------------------------------------------
---------- --------------------------------------------------------------

5    Dealer phone number/email address/fax number:

---------- -------------------------------------------------------------------
-----------------------------------------------------------------------------

                  QUESTIONS PRECEDED BY ** RELATE TO FUND\SERV
           IF NOT A FUND\SERV PARTICIPANT, PLEASE SKIP TO QUESTION #10
------------------------------------------------------------------------------
---------- -------------------------------------------------------------------

**6  Is the dealer using Fund\Serv? Yes or No If yes, what is their NSCC Number?

What is their alpha indicator?

---------- -----------------------------------------------------------
---------- -----------------------------------------------------------

**7  Is the dealer using networking? Yes or No

If yes, when would they like to receive position files? Choices are:

1st & 3rd Friday    2nd & 4th Friday    1st & 3rd Thursday  2nd & 4th Thursday

 Please note:      Any additional position files are on an as requested basis.
---------- ---------------------------------------------------------------
---------- ---------------------------------------------------------------

**8        If using networking, indicate network level:

---------- ---------------------------------------------------------------
---------- ---------------------------------------------------------------

**9  If another dealer is clearing for them, what is the other dealer's name:


           Address:





           NSCC number:

           Alpha indicator:

           Network level:

           Contact name:

           Contact phone:

---------- ------------------------------------------------------------------
---------- ------------------------------------------------------------------

10 What is the address of the main office for mailing purposes of checks for payment? (MAIN OFFICE ONLY)


---------- ------------------------------------------------------------------
---------- ------------------------------------------------------------------

11   Will statements go to main office or branch?  Main Office Branch ----------
     -------------------------------------------------------------------------
     -------------------------------------------------------------------------

PLEASE      ATTACH     A      COMPLETE      BRANCH      AND     REP      LISTING
------------------------------------------------------------------------------
----------
-----------------------------------------------------------------------------

12 Omnibus account? Yes or No If yes, how will you notify the transfer agent of the proper Blue Sky state information for the subaccounts? (I.E. a monthly report will be sent or trades will be placed with state information
     provided)_____________________                                   ----------
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------

                    Completed fact sheet to be forwarded to:
                             PFPC Distributors, Inc.
                    760 Moore Road, King of Prussia, PA 19406
--------------------------------------------------------------------------
--------------------------------------------------------------------------

-------------------------------------------------------------------------